WARRANT LIABILITY	12 Months Ended
Dec. 31, 2022
Disclosure Of Warrant Liabilities [Abstract]
WARRANT LIABILITY [Text Block]

11. WARRANT LIABILITY

The following table summarizes the warrants outstanding:

Number of warrants (000's)	December 31, 2022	December 31, 2021
2020 Warrants	35,020	35,020
2013 Warrants	6,000	6,000
Total	41,020	41,020

The Company issued warrants in connection with the June 17 and December 8, 2020 equity commitments (the "2020 Warrants") and the 2013 notes issuance (the "2013 Warrants").

The warrants represent standalone written put options and are classified as a liability rather than equity as the warrants provide for a variable number of shares that could be issued, which does not meet the 'fixed for fixed' requirement when classifying between debt or equity. The warrants were recorded at fair value upon inception and were net against the initial proceeds as a debt or equity issuance cost. The warrants are reassessed at the end of each reporting period with subsequent changes in fair value recognized through income as a non-cash item.

The warrants are considered a level 3 financial instrument as the initial and subsequent valuations are based on prices or valuation techniques that are not based on observable market data. The 2020 and 2013 Warrants are valued using the Black-Scholes model, which requires several key assumptions including volatility, projected share price and likelihood of a future liquidity event, among other considerations.

2020 Warrants

On June 17, 2020 and December 8, 2020 the Company entered into equity commitments with affiliates of its shareholders, one of which holds a controlling interest in the Company (collectively the "2020 Equity Commitments" - see note 12) pursuant to which HHR issued under each respective agreement 33.7 million and 1.3 million common share purchase warrants. Each warrant entitles the holder to acquire one common share at a deemed exercise price equal to $0.25 per share. The 2020 Warrants are exercisable at any point in time before the earlier of: i) the date on which a liquidity event occurs; and ii) the date of an initial public offering.

2013 Warrants

On May 1, 2013, the Company issued 6.0 million common share purchase warrants. Each warrant entitles the holder thereof to acquire on a cashless exercise basis, provided a liquidity event has occurred, at any time on or before the date that is the earlier of: (i) three years from the date on which a liquidity event occurs; and (ii) ten years from the date of issuance of the warrants, one common share at a deemed exercise price equal to the lesser of: (i) $3.50 per share; and (ii) the liquidity price. Additionally, immediately prior to the occurrence of a change of control transaction, each warrant will be automatically exercised on a cashless basis for 0.15 common shares per warrant.

The change in fair value of all warrants during the period is summarized in the following table:

(Cdn$ thousands)	2020 Warrants	2014 Warrants	2013 Warrants	Total
Fair value at December 31, 2019	-	14,621	906	15,527
New warrants issued	10,935	-	-	10,935
Change in fair value	103	(3,404)	(680)	(3,981)
Exercise of warrants	-	(11,217)	-	(11,217)
Fair value at December 31, 2020	11,038	-	226	11,264
Change in fair value	151	-	(55)	96
Fair value at December 31, 2021	11,189	-	171	11,360
Change in fair value	10,614	-	(3)	10,611
Fair value at December 31, 2022	21,803	-	168	21,971

On September 26, 2022, the Company announced that it had entered into a business combination agreement with DCRD, an affiliate of Riverstone Investment Group LLC, to form a publicly traded company listed on the Nasdaq and TSX. The agreement closed on February 23, 2023.  Upon close, the 2013 Warrants were settled for a cash payment of $0.028 per warrant and the 2020 Warrants were exercised on a cashless basis and converted to Class A common shares of Hammerhead Energy Inc. The fair value of the warrants at December 31, 2022 reflected the transaction valuations.